Exhibit 99.1

PeopleSERVE, Inc.

Financial Statements

Twelve Months Ended April 26, 2014

(Unaudited)

PeopleSERVE, Inc.

Table of Contents

Twelve Months Ended April 26, 2014

(Unaudited)

PeopleSERVE, Inc.

Balance Sheet

April 26, 2014

(Unaudited)

Assets
Current assets
Cash	$440,009
Accounts receivable, net	1,491,177
Prepaid expenses and other assets	50,619
Total current assets	1,981,805

Property and equipment, net	60,056

Total assets	$2,041,861

Liabilities and stockholder’s equity
Current liabilities
Accounts payable and accrued expenses	$571,820
Due to related party	26,766
Total current liabilities	598,586

Stockholder’s equity
Common stock, no par value, 200,000 shares authorized, 100 shares issued and outstanding	100
Additional paid in capital	120,744
Retained earnings	1,322,431
Total stockholder’s equity	1,443,275

Total liabilities and stockholder’s equity	$2,041,861

See notes to unaudited financial statements

2

PeopleSERVE, Inc.

Statement of Income

Twelve Months Ended April 26, 2014

(Unaudited)

Revenues, net	$11,780,443

Costs of revenues	9,510,200
Gross profit	2,270,243

General and administrative expenses	675,065
Income from operations	1,595,178

Other income (expense):
Interest income	81
Other income	24,794
Interest expense	(92)
Total other income	24,783

Income before provision for taxes	1,619,961

Provision for taxes	43,648

Net income	$1,576,313

See notes to unaudited financial statements

3

PeopleSERVE, Inc.

Statement of Changes in Stockholder’s Equity

Twelve Months Ended April 26, 2014

(Unaudited)

					Total
	Common Shares		Paid in	Retained	Stockholder’s
	Shares	Amount	Capital	Earnings	Equity

Balance at April 27, 2013	100	$100	$120,744	$928,491	$1,049,335

Distributions	-	-	-	(1,182,373)	(1,182,373)

Net income	-	-	-	1,576,313	1,576,313

Balance at April 26, 2014	100	$100	$120,744	$1,322,431	$1,443,275

See notes to unaudited financial statements

4

PeopleSERVE, Inc.

Statement of Cash Flows

Twelve Months Ended April 26, 2014

(Unaudited)

Operating activities:
Net income	$1,576,313
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	7,737
Changes in operating assets and liabilities:
Accounts receivable	(20,799)
Prepaid expenses and other assets	(21,628)
Accounts payable and accrued expenses	52,382
Net cash provided by operating activities	1,594,005

Investing activities:
Purchase of property and equipment	(26,737)
Net cash used in investing activities	(26,737)

Financing activities:
Payment of note payable - related party	(61,072)
Distributions	(1,182,373)
Net cash used in financing activities	(1,243,445)

Net increase in cash	323,823

Cash, beginning of period	116,186
Cash, end of period	$440,009

Supplemental disclosures of cash flow information:
Cash paid for:

Interest	$92
Income taxes	$59,200

See notes to unaudited financial statements

5

PeopleSERVE, Inc.

Notes to Financial Statements

Twelve Months Ended April 26, 2014

(Unaudited)

Note 1 – Nature of Business

Organization

PeopleSERVE, Inc. (the “Company” or “PSI”), a Massachusetts corporation located in Chestnut Hill, Massachusetts, provides staffing services in contract, contract-to-hire, and permanent positions principally in information technology to the Commonwealth of Massachusetts and other privately owned companies throughout the state of Massachusetts.

Reporting Period

The Company’s fiscal year ends on the last Saturday of December. The accompanying financial statements reflect the financial information for the twelve months ended April 26, 2014, which is the last Saturday in April 2014.

Basis of Presentation

The financial statements of PSI are unaudited and contain all adjustments (consisting primarily of normal recurring accruals) necessary for a fair statement of the results for the period presented. Results for the twelve month period ended April 26, 2014 are not necessarily indicative of results to be expected for the fiscal year ended December 27, 2014.

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and should be read in conjunction with the financial statements and notes thereto included in the Company’s Audited financial statements for the years ended December 28, 2013 and December 29, 2012.

Note 2 – Summary of Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenues from the sale of staffing services as the services are performed, along with related labor costs and payroll taxes. The Company recognizes revenue for permanent employee placements when contractual contingencies, generally the passage of time, are satisfied.

6

PeopleSERVE, Inc.

Notes to Financial Statements

Twelve Months Ended April 26, 2014

(Unaudited)

Note 2 – Summary of Significant Accounting Policies (continued)

Revenue Recognition (continued)

The Company’s revenue recognition policies comply with ASC 605, “Revenue Recognition.” The Company is the primary obligor in its transactions, and has responsibility for fulfillment, including the acceptability of services ordered and purchased by customers. In addition, the Company has all credit risk, retains substantially all risk and rewards of the services rendered, has sole discretion in staffing engagements and sets the billing rates of its consultants.

Accordingly, the Company records all transactions at the gross revenue amount billed, consistent with the provisions of ASC 605.

Typically, contracts require clients to pay for out-of-pocket expenses, principally travel related expenses. Accordingly, revenue includes amounts billed for these costs and the cost of revenue includes the corresponding actual costs.

The Company provides certain customers a 5.0% discount on certain contracts if paid within 30 days of the invoice date. For the twelve months ended April 26, 2014, discounts taken, netted against revenue, amount to $244,680.

Accounts receivable result from services provided to clients. The Company carries its accounts receivable at net realizable value. At the closing of the Company’s fiscal period, a portion of receivables may not be invoiced. These unbilled receivables are typically billed within thirty days of the close of the fiscal period.

7

PeopleSERVE, Inc.

Notes to Financial Statements

Twelve Months Ended April 26, 2014

(Unaudited)

Note 2 – Summary of Significant Accounting Policies (continued)

Cash

The Company considers all highly liquid investments with an original or remaining maturity of three months or less at the date of purchase to be cash. Cash and claims to cash that are used in the ordinary course of business are classified as deposits in the Balance Sheet as of April 26, 2014.

The Company places its temporary cash investments in high credit financial institutions. However, portions of temporary cash investments may exceed FDIC insured levels from time to time. The Company monitors, on a regular basis, the financial condition of the financial institutions, along with cash balances, to reduce the risk of balances exceeding FDIC insured limits.

Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820, “Fair Value Measurements and Disclosures,” (ASC 820) establishes a three level hierarchy to prioritize the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 inputs).  Level 2 inputs to the valuation include quoted prices for similar assets or liabilities not traded in active markets, but for which observable inputs for the asset or liability are readily available either directly or indirectly, for substantially the full term of the financial instrument. Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

The Company did not have any Level 2 or Level 3 assets or liabilities as of April 26, 2014. In addition, the Company did not have any transfers of assets and liabilities between Levels 1, 2 and 3 during the periods ending April 26, 2014.

The Company discloses the estimated fair values for all financial instruments for which it is practicable to estimate fair value. As of April 26, 2014, the fair value short-term financial instruments including cash and cash equivalents, receivables, and accounts payable and accrued expenses, approximates book value due to their short-term duration.

Cash and cash equivalents include money market securities that are considered to be highly liquid and easily tradable. These securities are valued using inputs observable in active markets for identical securities and are therefore classified as Level 1 within the fair value hierarchy.

8

PeopleSERVE, Inc.

Notes to Financial Statements

Twelve Months Ended April 26, 2014

(Unaudited)

Note 2 – Summary of Significant Accounting Policies (continued)

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives ranging from three to five years. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to income as incurred. Significant renewals and betterments are capitalized.

Concentration of Credit Risk

The Company grants credit to its customers during the normal course of business. The Company performs ongoing credit evaluations of its customers’ financial condition and generally requires no collateral from its customers. Accounts receivable balances are unsecured and are derived from revenues earned from customers primarily located in the Commonwealth of Massachusetts. The Company monitors the creditworthiness of its customers to which it grants credit limits in the normal course of business, and its historical experience of potential credit losses which, when realized, have been within the range of management’s expectations. The Company has reviewed its accounts receivable as of April 26, 2014 and has determined that all amounts are fully collectible. Accordingly, no allowance for doubtful accounts has been provided for as of April 26, 2014.

During the twelve months ended April 26, 2014, the Company recognized approximately $8,550,000 (73.0%) of revenue from contracts entered into with the Commonwealth of Massachusetts. Amounts due, billed and unbilled, from the Commonwealth of Massachusetts, as of April 26, 2014, amounted to $1,213,568.

Advertising Costs

The Company expenses the costs of advertising as incurred. Advertising costs, included in general and administrative expenses, amounted to $8,916 for the twelve months ended April 26, 2014.

9

PeopleSERVE, Inc.

Notes to Financial Statements

Twelve Months Ended April 26, 2014

(Unaudited)

Note 2 – Summary of Significant Accounting Policies (continued)

Compensated Absences

Employees of the Company are entitled to paid vacation and paid sick days depending on job classification, length of service, and other factors. Compensated absences are not available to contract or temporary employees. As of April 26, 2014, no accrual was required for compensated absences.

Variable Interest Entities

Accounting Standards Codification 810, “Consolidation” (ASC 810), addresses the consolidation of variable interest entities (VIE). VIE’s are entities to which the usual condition of consolidation (ownership of a majority voting interest) does not apply. This interpretation focuses on financial interests that indicate control. It concludes that, in the absence of clear control through voting interests, a company’s exposure (variable interest) to economic risks and potential rewards from the variable interest entity’s assets and activities are the best evidence of control. Variable interests are rights and obligations that convey economic gains or losses from changes in the values of the VIE’s assets and liabilities.

Variable interests may arise from financial instruments, service contracts, nonvoting ownership interests and other arrangements. If a company holds a majority of the variable interests of an entity, it would be considered the primary beneficiary. The primary beneficiary would be required to include assets, liabilities and the results of operations of the VIE in its financial statements. Management has reviewed its major commercial relationships and its overall economic interests with other companies consisting of related parties, contracted manufacturing vendors, companies in which it has an equity position, and other suppliers to determine the extent of its variable economic interest in these parties. The Company has found that an affiliate, through common ownership, PeopleSERVE PRS, Inc. (“PRS”) is a variable interest entity, but has elected not to combine the entity in these financial statements.

10

PeopleSERVE, Inc.

Notes to Financial Statements

Twelve Months Ended April 26, 2014

(Unaudited)

Note 2 – Summary of Significant Accounting Policies (continued)

Income Taxes

The Company elected, under the provisions of Internal Revenue Code Section 1362, to be treated as an S corporation. As a result, income and losses of the Company are passed through to its shareholder for federal and state income tax purposes. Accordingly, no provision has been made for federal income taxes. Massachusetts, the state in which the Company operates, imposes a tax on S corporations with revenues greater than $6,000,000 at a state tax rate of 1.83%, and once revenues exceed $9,000,000 at a state tax rate of 2.75%. Massachusetts also imposes a state excise tax assessed on certain personal property and/or the Company’s net worth calculated annually. Accordingly, the Company accrues for Massachusetts state income taxes at the applicable corporate statutory rate, including any excise tax. For the twelve months ended April 26, 2014, the Company recorded a tax provision of $43,648.

Income taxes are accounted for in accordance with Accounting Standard Codification Topic 740, “Income Taxes” (ASC 740). Deferred state income taxes are recognized for the tax consequences of temporary differences between the financial reporting basis and the tax basis of the Company’s assets and liabilities. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. State income tax expense is comprised of the state tax payable for the period and the change during the period in deferred tax assets and liabilities. The Company’s deferred state income tax assets or liabilities are not material and have not been included in the accompanying financial statements as of April 26, 2014.

The Company also accounts for uncertain income tax positions under ASC 740. ASC 740 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return and also provides guidance on classification, interest and penalties, disclosure and transition.

11

PeopleSERVE, Inc.

Notes to Financial Statements

Twelve Months Ended April 26, 2014

(Unaudited)

Note 2 – Summary of Significant Accounting Policies (continued)

Income Taxes (continued)

As of April 26, 2014, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations required under ASC 740. The Company’s practice was and continues to be to recognize interest and penalty expenses related to uncertain tax positions in income tax expense, which were zero for the twelve months ended April 26, 2014. Generally, the three preceding tax years are subject to examination by federal and state taxing authorities. There are no income tax examinations currently in process.

Note 3 – Accounts Receivable

Accounts receivable as of April 26, 2014 consist of the following:

Billed	$1,013,942
Unbilled	493,049
Customer discounts	(15,814)

Total	$1,491,177

As of April 26, 2014, accounts receivable is presented net of customer discount and the Company has accrued customer discounts, based on the customers’ history of paying within those terms.

12

PeopleSERVE, Inc.

Notes to Financial Statements

Twelve Months Ended April 26, 2014

(Unaudited)

Note 4 – Property and Equipment

As of April 26, 2014, property and equipment consist of the following:

Automobile	$51,497
Computers	19,527
Office equipment	32,704
Office furniture	8,345
Website	24,833
Less: accumulated depreciation	(76,850)

Net book value	$60,056

Depreciation expense for the twelve months ended April 26, 2014 amounted to $7,737.

Note 5 – Line of Credit

The Company has a line of credit agreement with a local bank. The maximum borrowings available under the line of credit agreement are $400,000. Any borrowings outstanding are secured by principally all assets of the Company and are personally and unconditionally guaranteed by the Company’s stockholder and its affiliate company, PRS. Borrowings are due on demand and bear interest at the bank’s base rate plus 1.0%. There were no amounts outstanding under the agreement as of April 26, 2014. The agreement was terminated on May 20, 2014 (See Note 10).

Note 6 – Accounts Payable and Accrued Expenses

As of April 26, 2014, accounts payable and accrued expenses consisted of the following:

Accounts payable	$26,620
Salaries and related – internal	9,648
Salaries and related – external	73,506
Contract costs	457,846
Other accrued expenses	4,200

$571,820

13

PeopleSERVE, Inc.

Notes to Financial Statements

Twelve Months Ended April 26, 2014

(Unaudited)

Note 7 – Related Party Transactions

Services Rendered

The Company employed/engaged the services of employees and/or contractors to provide consulting support services on behalf of PRS during the twelve months ended April 26, 2014. The amount totaled $805,198. These services are in turn marked up at industry rate and billed to PRS’s customers. The Company reimbursed its affiliate, PRS, for the cost of services performed on behalf of customers of PSI. For the twelve months ended April 26, 2014, these amounts totaled $61,908. These services were marked up at an industry average rate and invoiced to PSI’s customers. As of April 26, 2014, PRS was indebted to/from the Company in connection with charges for staff usage and other working capital advances as follows (assets (liabilities)):

Advances from related party	$(26,766)
Accounts receivable	98,395

Net amount due from PRS	$71,629

Note 8 – Commitments

Distribution

A distribution may be paid after year end to the Company’s stockholder for an amount equal to the estimated taxes due by the stockholder based on the Company’s taxable income.

Lease Agreement

The Company entered into a lease agreement for office space expiring on December 31, 2015. The Company may cancel the lease at any time with a ninety (90) day notice of cancellation. The agreement requires monthly rental payments through December 31, 2015. Total rent expense under the lease agreement amounted to approximately $21,520 for the twelve months ended April 26, 2014.

14

PeopleSERVE, Inc.

Notes to Financial Statements

Twelve Months Ended April 26, 2014

(Unaudited)

Note 8 – Commitments (continued)

Lease Agreement (continued)

Schedule of future minimum rental payments:

Twelve months ended April,	Amount
2015	$22,420
2016	15,400
$37,820

Note 9 – Contingencies

The Company is subject to various claims and contingencies arising out of the normal course of business, including those relating to commercial transactions, and other matters. It is not expected that the ultimate resolution of any of these matters, either individually or in the aggregate, will have a material adverse effect on the Company’s financial position or results of operations.

Note 10 – Subsequent Events

Sale of Business

On May 17, 2014, the Company’ sole stockholder sold all of the outstanding capital stock of the Company for approximately $7,381,000 with a combination of cash, common stock, and a promissory note.

Line of Credit

On May 20, 2014, the Company terminated its line of credit agreement with a local bank (See Note 5).

15

PeopleSERVE, Inc.

Notes to Financial Statements

Twelve Months Ended April 26, 2014

(Unaudited)

Note 10 – Subsequent Events (continued)

Credit and Security Agreement

Effective July 25, 2014, the Company joined with its parent, Staffing 360 Solutions, Inc., company’s subsidiaries, Monroe Staffing Services, LLC and PeopleSERVE PRS, Inc., (collectively referred to as “Borrowers”) in an Amended and Restated Credit and Security Agreement (“Credit Facility”) with Wells Fargo Bank, NA, in the amount of $15,000,000. The Credit Facility is subject to accounts receivable limitations and bears interest at Libor plus 5.0% on the greater of $5,000,000 or the actual loan balance outstanding, and expires on October 21, 2015. The New Line has an annual facility fee, is subject to certain covenants and is secured by all of the assets of the Borrowers. The covenants are as follows:

•	The Borrower’s Working Capital Ratio shall at all times be not less than 1:1 as measured on a quarterly basis.

•	The Borrower’s Cash Flow shall at all times be positive, as measured on a quarterly cumulative basis.

16

PeopleSERVE, Inc.

Financial Statements

Years Ended December 28, 2013 and December 29, 2012

17

PeopleSERVE, Inc.

Table of Contents

Years Ended December 28, 2013 and December 29, 2012

18

805 Third Avenue Suite 902 New York, New York 10022 New York, NY 10022 212.838-5100 212.838.2676/ Fax www.rbsmllp.com

Independent Auditor’s Report

To the Shareholder of PeopleSERVE, Inc.

Report on the Financial Statements

We have audited the accompanying balance sheet of PeopleSERVE, Inc. (the "Company") as of December 28, 2013 and December 29, 2012, and the related statements of income, changes in stockholder’s equity and cash flows for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 28, 2013 and December 29, 2012, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

New York, NY

July 31, 2014

New York, NY Washington DC Mumbai, India San Francisco, CA Beijing, China Athens, Greece

19

PeopleSERVE, Inc.

Balance Sheets

December 28, 2013 and December 29, 2012

	2013	2012
Assets
Current assets
Cash	$436,758	$582,688
Accounts receivable, net	1,681,929	969,803
Prepaid expenses and other assets	19,260	3,845
Total current assets	2,137,947	1,556,336

Property and equipment, net	49,448	42,738

Total assets	$2,187,395	$1,599,074

Liabilities and stockholder’s equity
Current liabilities
Accounts payable and accrued expenses	$681,287	$743,307
Due to related party	26,766	142,838
Total current liabilities	708,053	886,145

Stockholder’s equity
Common stock, no par value, 200,000 shares authorized, 100 shares issued and outstanding	100	100
Additional paid in capital	120,744	120,744
Retained earnings	1,358,498	592,085
Total stockholder’s equity	1,479,342	712,929

Total liabilities and stockholder’s equity	$2,187,395	$1,599,074

See independent auditor’s report and notes to financial statements

20

PeopleSERVE, Inc.

Statements of Income

Years Ended December 28, 2013 and December 29, 2012

	2013	2012

Revenues, net	$10,458,940	$7,320,641

Costs of revenues	8,462,151	6,109,456
Gross profit	1,996,789	1,211,185

General and administrative expenses	601,382	1,016,884
Income from operations	1,395,407	194,301

Other income (expense):
Interest income	166	225
Other income	24,794	-
Interest expense	(166)	(23,306)
Total other income (expense)	24,794	(23,081)

Income before provision for taxes	1,420,201	171,220

Provision for taxes	43,599	5,241

Net income	$1,376,602	$165,979

See independent auditor’s report and notes to financial statements

21

PeopleSERVE, Inc.

Statement of Changes in Stockholder’s Equity

Years Ended December 28, 2013 and December 29, 2012

					Total
	Common Shares		Paid in	Retained	Stockholder’s
	Shares	Amount	Capital	Earnings	Equity

Balance at December 31, 2011	100	$100	$120,744	$436,089	$556,933

Distributions	-	-	-	(9,983)	(9,983)

Net income	-	-	-	165,979	165,979

Balance at December 29, 2012	100	100	120,744	592,085	712,929

Distributions	-	-	-	(610,189)	(610,189)

Net income	-	-	-	1,376,602	1,376,602

Balance at December 28, 2013	100	$100	$120,744	$1,358,498	$1,479,342

See independent auditor’s report and notes to financial statements

22

PeopleSERVE, Inc.

Statements of Cash Flows

Years Ended December 28, 2013 and December 29, 2012

	2013	2012
Operating activities:
Net income	$1,376,602	$165,979
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	6,821	9,017
Changes in operating assets and liabilities
Accounts receivable	(712,126)	192,512
Prepaid expenses and other assets	(15,415)	4,889
Accounts payable and accrued expenses	(62,020)	255,511
Net cash provided by operating activities	593,862	627,908

Investing activities:
Purchase of property and equipment	(13,531)	-
Net cash used in investing activities	(13,531)	-

Financing activities:
Payment of note payable	-	(8,783)
Payment of advances - related parties	(116,072)	(261,486)
Distributions	(610,189)	(9,983)
Net cash used in financing activities	(726,261)	(280,252)

Net (decrease) increase in cash	(145,930)	347,656

Cash, beginning of year	582,688	235,032
Cash, end of year	$436,758	$582,688

Supplemental disclosures of cash flow information:
Cash paid for:

Interest	$166	$23,306
Income taxes	$38,521	$-

See independent auditor’s report and notes to financial statements

23

PeopleSERVE, Inc.

Notes to Financial Statements

Years Ended December 28, 2013 and December 29, 2012

Note 1 – Nature of Business

Organization

PeopleSERVE, Inc. (the “Company”), a Massachusetts corporation located in Chestnut Hill, Massachusetts, provides staffing services in contract, contract-to-hire, and permanent positions principally in information technology to the Commonwealth of Massachusetts and other privately owned companies throughout the state of Massachusetts.

Fiscal Year

The Company’s fiscal year ends on the last Saturday in December. The fiscal years for 2013 and 2012 ended on December 28, and December 29, respectively.

Note 2 – Summary of Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenues from the sale of staffing services as the services are performed, along with related labor costs and payroll taxes. The Company recognizes revenue for permanent employee placements when contractual contingencies, generally the passage of time, are satisfied.

24

PeopleSERVE, Inc.

Notes to Financial Statements

Years Ended December 28, 2013 and December 29, 2012

Note 2 – Summary of Significant Accounting Policies (continued)

Revenue Recognition (continued)

The Company’s revenue recognition policies comply with ASC 605, “Revenue Recognition.” The Company is the primary obligor in its transactions, and has responsibility for fulfillment, including the acceptability of services ordered and purchased by customers. In addition, the Company has all credit risk, retains substantially all risk and rewards of the services rendered, has sole discretion in staffing engagements and sets the billing rates of its consultants. Accordingly, the Company records all transactions at the gross revenue amount billed, consistent with the provisions of ASC 605.

Typically, contracts require clients to pay for out-of-pocket expenses, principally travel related expenses. Accordingly, revenue includes amounts billed for these costs and the cost of revenue includes the corresponding actual costs.

The Company provides certain customers a 5.0% discount on certain contracts if paid within 30 days of the invoice date. For the years ended December 28, 2013 and December 29, 2012, discounts taken, netted against revenue, amounted to $209,823 and $101,041, respectively.

Accounts receivable result from services provided to clients. The Company carries its accounts receivable at net realizable value. At the closing of the Company’s fiscal period, a portion of receivables may not be invoiced. These unbilled receivables are typically billed within thirty days of the end of the fiscal period.

Cash

The Company considers all highly liquid investments with an original or remaining maturity of three months or less at the date of purchase to be cash. Cash and claims to cash that are used in the ordinary course of business are classified as deposits in the Balance Sheets as of December 28, 2013 and December 29, 2012.

25

PeopleSERVE, Inc.

Notes to Financial Statements

Years Ended December 28, 2013 and December 29, 2012

Note 2 – Summary of Significant Accounting Policies (continued)

Cash (continued)

The Company places its temporary cash investments in high credit financial institutions. However, portions of temporary cash investments may exceed FDIC insured levels from time to time. The Company monitors, on a regular basis, the financial condition of the financial institutions, along with cash balances, to reduce the risk of balances exceeding FDIC insured limits.

Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820, “Fair Value Measurements and Disclosures,” (ASC 820) establishes a three level hierarchy to prioritize the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 inputs).  Level 2 inputs to the valuation include quoted prices for similar assets or liabilities not traded in active markets, but for which observable inputs for the asset or liability are readily available either directly or indirectly, for substantially the full term of the financial instrument. Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

The Company did not have any Level 2 or Level 3 assets or liabilities as of December 28, 2013 and December 29, 2012. In addition, the Company did not have any transfers of assets and liabilities between Levels 1, 2 and 3 during the periods ending December 28, 2013 and December 29, 2012.

The Company discloses the estimated fair values for all financial instruments for which it is practicable to estimate fair value. As of December 28, 2013 and December 29, 2012, the fair value short-term financial instruments including cash and cash equivalents, receivables, and accounts payable and accrued expenses, approximates book value due to their short-term duration.

Cash and cash equivalents include money market securities that are considered to be highly liquid and easily tradable. These securities are valued using inputs observable in active markets for identical securities and are therefore classified as Level 1 within the fair value hierarchy.

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PeopleSERVE, Inc.

Notes to Financial Statements

Years Ended December 28, 2013 and December 29, 2012

Note 2 – Summary of Significant Accounting Policies (continued)

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives ranging from three to five years. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to income as incurred. Significant renewals and betterments are capitalized.

Concentration of Credit Risk

The Company grants credit to its customers during the normal course of business. The Company performs ongoing credit evaluations of its customers’ financial condition and generally requires no collateral from its customers. Accounts receivable balances are unsecured and are derived from revenues earned from customers primarily located in the Commonwealth of Massachusetts. The Company monitors the creditworthiness of its customers to which it grants credit limits in the normal course of business, and its historical experience of potential credit losses which, when realized, have been within the range of management’s expectations. The Company has reviewed its accounts receivable, as of December 28, 2013 and December 29, 2012 and has determined that all amounts are fully collectible. Accordingly, no allowance for doubtful accounts has been provided for as of December 28, 2013 and December 29, 2012.

During the years ended December 28, 2013 and December 29, 2012, the Company recognized approximately $7,083,000 (68.0%) and $3,394,000 (46.0%) of revenue from contracts entered into with the Commonwealth of Massachusetts, respectively. Amounts due, billed and unbilled, from the Commonwealth of Massachusetts, as of December 28, 2013 and December 29, 2012, amounted to $1,169,788 and $457,754, respectively.

Advertising Costs

The Company expenses the costs of advertising as incurred. Advertising costs, included in general and administrative expenses, amounted to $879 and $10,380 for the years ended December 28, 2013 and December 29, 2012, respectively.

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PeopleSERVE, Inc.

Notes to Financial Statements

Years Ended December 28, 2013 and December 29, 2012

Note 2 – Summary of Significant Accounting Policies (continued)

Compensated Absences

Employees of the Company are entitled to paid vacation and paid sick days depending on job classification, length of service, and other factors. Compensated absences are not available to contract or temporary employees. As of December 28, 2013 and December 29, 2012, no accrual was required for compensated absences.

Variable Interest Entities

Accounting Standards Codification 810, “Consolidation” (ASC 810), addresses the consolidation of variable interest entities (VIE). VIE’s are entities to which the usual condition of consolidation (ownership of a majority voting interest) does not apply. This interpretation focuses on financial interests that indicate control. It concludes that, in the absence of clear control through voting interests, a company’s exposure (variable interest) to economic risks and potential rewards from the variable interest entity’s assets and activities are the best evidence of control. Variable interests are rights and obligations that convey economic gains or losses from changes in the values of the VIE’s assets and liabilities.

Variable interests may arise from financial instruments, service contracts, nonvoting ownership interests and other arrangements. If a company holds a majority of the variable interests of an entity, it would be considered the primary beneficiary. The primary beneficiary would be required to include assets, liabilities and the results of operations of the VIE in its financial statements. Management has reviewed its major commercial relationships and its overall economic interests with other companies consisting of related parties, contracted manufacturing vendors, companies in which it has an equity position, and other suppliers to determine the extent of its variable economic interest in these parties. The Company has found that an affiliate, through common ownership, PeopleSERVE PRS, Inc. (“PRS”) is a variable interest entity, but has elected not to combine the entity in these financial statements.

28

PeopleSERVE, Inc.

Notes to Financial Statements

Years Ended December 28, 2013 and December 29, 2012

Note 2 – Summary of Significant Accounting Policies (continued)

Income Taxes

The Company elected, under the provisions of Internal Revenue Code Section 1362, to be treated as an S corporation. As a result, income and losses of the Company are passed through to its shareholder for federal and state income tax purposes. No provision has been made for federal income taxes. Massachusetts, the state in which the Company operates, imposes a tax on the income of S corporations with revenues greater than $6,000,000 at a state tax rate of 1.83%, and once revenues exceed $9,000,000 at a state tax rate of 2.75%. Massachusetts also imposes a state excise tax assessed on certain personal property and/or the Company’s net worth calculated annually. Accordingly, the Company accrues for Massachusetts state income taxes at the applicable corporate statutory rate, including any excise tax. For the years ended December 28, 2013 and December 29, 2012, the Company recorded a tax provision of $43,599 and $5,241, respectively.

The Company also accounts for uncertain income tax positions under ASC 740. ASC 740 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return and also provides guidance on classification, interest and penalties, disclosure and transition.

As of December 28, 2013 and December 29, 2012, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations required under ASC 740. The Company’s practice was and continues to be to recognize interest and penalty expenses related to uncertain tax positions in income tax expense, which were zero for the years ended December 28, 2013 and December 29, 2012. Generally, the three preceding tax years are subject to examination by federal and state taxing authorities. There are no income tax examinations currently in process.

29

PeopleSERVE, Inc.

Notes to Financial Statements

Years Ended December 28, 2013 and December 29, 2012

Note 3 - Accounts Receivable

Accounts receivable as of December 28, 2013 and December 29, 2012 consist of the following:

	2013	2012
Billed	$1,313,229	$718,789
Unbilled	387,012	259,772
Customer discounts	(18,312)	(8,758)

Total	$1,681,929	$969,803

As of December 28, 2013, and December 29, 2012, accounts receivable is presented net of customer discounts. The Company has accrued customer discounts based on the customers’ history of paying within those terms.

Note 4 – Property and Equipment

As of December 28, 2013 and December 29, 2012, property and equipment consist of the following:

	2013	2012
Automobile	$51,497	$51,497
Computers	19,527	18,412
Office equipment	32,304	31,006
Office furniture	8,345	8,345
Website	11,118	-
Less: accumulated depreciation	(73,343)	(66,522)

Net book value	$49,448	$42,738

Depreciation expense for the years ended December 28, 2013 and December 29, 2012 amounted to $6,821 and $9,017, respectively.

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PeopleSERVE, Inc.

Notes to Financial Statements

Years Ended December 28, 2013 and December 29, 2012

Note 5 – Line of Credit

The Company has a line of credit agreement with a local bank. The maximum borrowings available under the line of credit agreement are $400,000. Any borrowings outstanding are secured by principally all assets of the Company and are personally and unconditionally guaranteed by the Company’s stockholder and its affiliate company, PeopleSERVE PRS, Inc. (“PRS”). Borrowings are due on demand and bear interest at the bank’s base rate plus 1.0%. There were no amounts outstanding under the agreement as of December 28, 2013 and December 29, 2012. The agreement was terminated on May 20, 2014 (See Note 11).

Note 6 – Due to Related Parties

Amounts due to related parties as of December 28, 2013 and December 29, 2012 are as follows:

Description	2013	2012
Unsecured note payable arrangement with the Company’s sole stockholder, bearing interest at a rate of 10.0% per annum during 2012 and reduced to 0.25% in 2013. The principal balance, including any accrued interest, was paid in full during the year ended December 28, 2013. Interest expense paid under the agreement amounted to $112 and $22,624 for the years ended December 28, 2013 and December 29, 2012, respectively.	$-	$116,072
Various unsecured advances received from PRS	26,766	26,766

Total	$26,766	$142,838

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PeopleSERVE, Inc.

Notes to Financial Statements

Years Ended December 28, 2013 and December 29, 2012

Note 7 – Accounts Payable and Accrued Expenses

As of December 28, 2013 and December 29, 2012, accounts payable and accrued expenses consist of the following:

	2013	2012
Accounts payable	$5,518	$10,651
Accrued marketing fees	-	269,086
Accrued salaries and related – internal	17,315	12,827
Accrued salaries and related – external	137,890	161,776
Accrued contract costs	510,240	280,612
Other accrued expenses	10,285	8,355

	$681,287	$743,307

Note 8 – Related Party Transactions

Services Rendered

The Company employed/engaged the services of employees and/or contractors to provide consulting support services on behalf of PRS during the years ended December 28, 2013 and December 29, 2012. The amount for these services totaled $1,140,283 and $2,220,657 during 2013 and 2012, respectively. These services are in turn marked up at industry rate and billed to PRS’s customers. The Company reimbursed its affiliate company, PRS, for the cost of services performed on behalf of customers of PSI. During the years ended December 28, 2013 and December 29, 2012, these amounts totaled $160,508 and $487,725, respectively. These services were marked up at an industry average rate and invoiced to PSI’s customers. As of December 28, 2013 and December 29, 2012, PRS was indebted to/from the Company in connection with charges for staff usage and other working capital advances as follows (assets (liabilities)):

	2013	2012
Due to related party	$(26,766)	$(26,766)
Accounts receivable	108,268	292,175
Accounts payable	-	(25,916)

Net amount due from PRS	$81,502	$239,493

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PeopleSERVE, Inc.

Notes to Financial Statements

Years Ended December 28, 2013 and December 29, 2012

Note 9 – Commitments

Distribution

A distribution may be paid after year end to the Company’s stockholder for an amount equal to the estimated taxes due by the stockholder based on the Company’s distributable taxable income.

Lease Agreement

The Company entered into a lease agreement for office space expiring on December 31, 2015. The Company may cancel the lease at any time with a ninety (90) day notice of cancellation. The agreement requires monthly rental payments of $1,760 for the year ended December 28, 2013 increasing to $1,840 for 2014 and $1,925 for 2015. Total rent expense under the agreement amounted to approximately $21,200 and $20,200 for the years ended December 28, 2013 and December 29, 2012, respectively.

Schedule of future minimum rental payments by year:

Year	Amount
2014	$22,080
2015	23,100
$45,180

Marketing Service Agreement

The Company had in effect a marketing service agreement during the year ended December 29, 2012. The agreement required the Company to pay a marketing service fee based on 6.0% of its revenues over a twelve month period. The total amount of marketing fees incurred during the year ended December 29, 2012 amounted to $419,086. These fees are and is included in general and administrative expenses.

33

PeopleSERVE, Inc.

Notes to Financial Statements

Years Ended December 28, 2013 and December 29, 2012

Note 9 – Commitments (continued)

Marketing Service Agreement (continued)

Total marketing fees accrued and not paid as of December 29, 2012 amounted to $269,086. The agreement was terminated during 2013 and no longer remained in effect for the year ended December 28, 2013. The amount paid under this agreement during the year ended December 28, 2013 amounted to $244,337. The unpaid balance of $24,749 was forgiven by the service provider and included in other income.

Note 10 – Contingencies

The Company is subject to various claims and contingencies arising out of the normal course of business, including those relating to commercial transactions, and other matters. It is not expected that the ultimate resolution of any of these matters, either individually or in the aggregate, will have a material adverse effect on the Company’s financial position or results of operations

Note 11 – Subsequent Events

Sale of Business

On May 17, 2014, the Company’s sole stockholder sold 100% of the Company’s outstanding capital stock of the Company for approximately $7,381,000, paid by a combination of cash, common stock, and promissory note.

Line of Credit

On May 20, 2014, the Company terminated its line of credit agreement with a local bank (See note 5).

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PeopleSERVE, Inc.

Notes to Financial Statements

Years Ended December 28, 2013 and December 29, 2012

Note 11 – Subsequent Events (continued)

Credit and Security Agreement

Effective July 25, 2014, the Company joined with its parent, Staffing 360 Solutions, Inc., company’s subsidiaries, Monroe Staffing Services, LLC and PeopleSERVE PRS, Inc., (collectively referred to as “Borrowers”) in an Amended and Restated Credit and Security Agreement (“Credit Facility”) with Wells Fargo Bank, NA, in the amount of $15,000,000. The Credit Facility is subject to accounts receivable limitations and bears interest at Libor plus 5.0% on the greater of $5,000,000 or the actual loan balance outstanding, and expires on October 21, 2015. The New Line has an annual facility fee, is subject to certain covenants and is secured by all of the assets of the Borrowers. The covenants are as follows:

•	The Borrower’s Working Capital Ratio shall at all times be not less than 1:1 as measured on a quarterly basis.

•	The Borrower’s Cash Flow shall at all times be positive, as measured on a quarterly cumulative basis.

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